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                                                                    EXHIBIT 10.2

                                   AMGEN INC.

                 AMENDED AND RESTATED 1999 EQUITY INCENTIVE PLAN

     Amgen Inc. has adopted this Amended and Restated 1999 Equity Incentive Plan (the "Plan"), effective as of July 15, 2002 (the "Restatement Date"). This Plan amends and restates in its entirety the Immunex Corporation 1999 Stock Option Plan, as amended (the "Original Plan").

                                   ARTICLE I.

                    PROVISIONS APPLICABLE TO OPTIONS GRANTED
                            PRIOR TO RESTATEMENT DATE

     The following provisions of this Article I shall govern awards granted under the Plan prior to the Restatement Date:

SECTION 1. PURPOSE.

     The purpose of Article I of the Plan is to enhance the long-term stockholder value of Amgen Inc., a Delaware corporation (the "Company"), by offering opportunities to selected employees, officers and directors to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Related Corporations (as defined in Article I, Section 2) and to acquire and maintain stock ownership in the Company.

SECTION 2. DEFINITIONS.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     "Board" means the Board of Directors of the Company.

     "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

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     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Common Stock" means the common stock, par value $.0001 per share, of the Company.

     "Disability," unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Optionee that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Optionee to be unable, in the opinion of the Company and one independent physician selected by the Company, to perform his or her duties for the Company or a Related Corporation and to be engaged in any substantial gainful activity.

     "Effective Date" means the date on which the Plan was adopted by the Board of Directors of Immunex Corporation ("Immunex"), provided that it was approved by Immunex's stockholders at any time within 12 months of such adoption.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Stock" has the meaning set forth in Article I, Section 11.3.

     "Fair Market Value" shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the Nasdaq National Market, the closing per share sales prices for the Common Stock as reported by the Nasdaq National Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the closing per share sales prices for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

     "Grant Date" means the date on which the Plan Administrator completes the corporate action relating to the grant of an Option and all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Options shall not defer the Grant Date.

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     "Incentive Stock Option" means an Option to purchase Common Stock granted under Article I, Section 7 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

     "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Article I, Section 7 other than an Incentive Stock Option.

     "Option" means the right to purchase Common Stock granted under Article I,
Section 7.

     "Optionee" means (a) the person to whom an Option is granted; (b) for an Optionee who has died, the personal representative of the Optionee's estate, the person(s) to whom the Optionee's rights under the Option have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Article I, Section 10; or (c) the person(s) to whom an Option has been transferred in accordance with Article I, Section 10.

     "Option Term" has the meaning set forth in Article I, Section 7.3.

     "Parent," except as provided in Article I, Section 8.3 in connection with Incentive Stock Options, means any entity, whether now or hereafter existing, that directly or indirectly controls the Company.

     "Plan Administrator" means the Board or any committee or committees designated by the Board or any person to whom the Board has delegated authority to administer the Plan under Article I, Section 3.1.

     "Related Corporation" means any Parent or Subsidiary of the Company.

     "Retirement" means retirement as of the individual's normal retirement date under the Amgen Inc. Profit Sharing 401(k) Plan and Trust or other similar successor plan applicable to salaried employees, unless otherwise defined by the Plan Administrator from time to time for purposes of Article I of the Plan.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Subsidiary," except as provided in Article I, Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company.

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     "Termination Date" has the meaning set forth in Article I, Section 7.6.

SECTION 3.  ADMINISTRATION.

     3.1  Plan Administrator.

     The Plan shall be administered by the Board and/or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board (a "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize one or more senior executive officers of the Company to grant Options to specified eligible persons, within the limits specifically prescribed by the Board.

     3.2  Administration and Interpretation by Plan Administrator.

     Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Options under the Plan, including the selection of individuals to be granted Options, the type of Options, the number of shares of Common Stock subject to an Option, all terms, conditions, restrictions and limitations, if any, of an Option and the terms of any instrument that evidences the Option. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan

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Administrator may delegate administrative duties to such of the Company's officers as it so determines.

SECTION 4.  STOCK SUBJECT TO THE PLAN.

     4.1  Shares Available for Issuance.

     Subject to adjustment from time to time as provided in Article I, Section 11.1, shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

     4.2  Reuse of Shares.

     Any shares of Common Stock that have been made subject to an Option that cease to be subject to the Option (other than by reason of exercise of the Option to the extent it is exercised for shares) shall again be available for issuance in connection with future grants of Options under the Plan; provided, however, that for purposes of any individual award limit under the Plan, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

SECTION 5.  ELIGIBILITY.

     Options may be granted under the Plan to those officers, directors and employees of the Company and its Related Corporations as the Plan Administrator from time to time selects.

SECTION 6.  ACQUIRED COMPANY OPTIONS.

     Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Options under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Option is substituted, or the old option is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the

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substitution for or assumption of outstanding options of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Optionees.

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.

     7.1  Grant of Options.

     The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

     7.2  Option Exercise Price.

     The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options and not less than 85% of the Fair Market Value of the Common Stock on the Grant Date with respect to Nonqualified Stock Options. For Incentive Stock Options granted to a more than 10% stockholder, the Option exercise price shall be as specified in Article I, Section 8.2.

     7.3  Term of Options.

     The term of each Option (the "Option Term") shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date. For Incentive Stock Options, the maximum Option Term shall be as specified in Article I, Sections 8.2 and 8.4.

     7.4  Exercise of Options.

     The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and

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become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

   Period of Optionee's Continuous Employment               Portion of Total Option
   or Service With the Company or Its Related           That Is Vested and Exercisable
    Corporations From the Option Grant Date
                  After one year                                      20%
                  After two years                                     40%
                  After three years                                   60%
                  After four years                                    80%
                  After five years                                   100%

     Notwithstanding the foregoing, an Option granted under Article I of the Plan shall become 100% vested and exercisable on the date of termination of an Optionee's employment or service relationship with the Company or a Related Corporation on account of the Optionee's death, provided that the Optionee has been in the continuous employment of or service to the Company or a Related Corporation for at least two years at the date of such Optionee's death.

     The Plan Administrator may adjust the vesting schedule of an Option held by an Optionee who works less than "full-time" as that term is defined by the Plan Administrator.

     To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by delivery to the Company of a stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Company, accompanied by payment in full as described in Article I, Section 7.5. An Option may not be exercised as to less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

     7.5  Payment of Exercise Price.

     The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the

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number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, in any combination of

     (a)  cash or check;

     (b) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Optionee for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price;

     (c) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of an exercise notice, together with irrevocable instructions, to a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or

     (d)  such other consideration as the Plan Administrator may permit.

     In addition, to assist an Optionee (including an Optionee who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Option granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Option, (i) the payment by the Optionee of a full-recourse promissory note, (ii) the payment by the Optionee of the purchase price, if any, of the Common Stock in installments, or (iii) the guarantee by the Company of a loan obtained by the Optionee from a third party. Subject to the foregoing, the Plan Administrator shall in its sole discretion specify the terms of any loans, installment payments or loan guarantees, including the interest rate and terms of and security for repayment.

     7.6  Post-Termination Exercises.

     The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of

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such exercise, if an Optionee ceases to be employed by, or to provide services to, the Company or its Related Corporations, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

     (a) Any portion of an Option that is not vested and exercisable on the date of termination of the Optionee's employment or service relationship (the "Termination Date") shall expire on such date, unless the Plan Administrator determines otherwise.

     (b) Any portion of an Option that is vested and exercisable on the Termination Date shall expire upon the earliest to occur of:

          (i)    the last day of the Option Term;

          (ii) if the Optionee's Termination Date occurs for reasons other than Cause, Disability, death or Retirement, the three-month anniversary of such Termination Date; and

          (iii) if the Optionee's Termination Date occurs by reason of Disability, death or Retirement, the one-year anniversary of such Termination Date.

     Notwithstanding the foregoing, if the Optionee dies after the Termination Date while the Option is otherwise exercisable, the Option shall expire upon the earlier to occur of (y) the last day of the Option Term and (z) the first anniversary of the date of death.

     Also notwithstanding the foregoing, in case of termination of the Optionee's employment or service relationship for Cause, the Option shall automatically expire upon first notification to the Optionee of such termination, unless the Plan Administrator determines otherwise. If an Optionee's employment or service relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee's rights under any Option likewise shall be suspended during the period of investigation.

     An Optionee's transfer of employment or service relationship between or among the Company and its Related Corporations, or a change in status from an employee to a consultant that is evidenced by a written agreement between an Optionee and the Company or a Related

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Corporation, shall not be considered a termination of employment or service relationship for purposes of this Article I, Section 7. Employment or service relationship shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company or a Related Corporation in writing and if continued crediting of service for purposes of this Article I, Section 7 is expressly required by the terms of such leave or by applicable law (as determined by the Company). The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

SECTION 8.  INCENTIVE STOCK OPTION LIMITATIONS.

     To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

     8.1  Dollar Limitation.

     To the extent the aggregate Fair Market Value (determined as of the Grant
Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Optionee holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

     8.2  More Than 10% Stockholders.

     If an individual owns more than 10% of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option Term shall not exceed five years. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

     8.3  Eligible Employees.

     Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this

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Article I, Section 8.3, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

     8.4  Term.

     Except as provided in Article I, Section 8.2, the Option Term shall not exceed 10 years.

     8.5  Exercisability.

     An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the Termination Date for reasons other than death or Disability, (b) more than one year after the Termination Date by reason of Disability, or (c) after the Optionee has been on leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or contract.

     For purposes of this Article I, Section 8.5, Disability shall mean "disability" as that term is defined for purposes of Section 422 of the Code.

     8.6  Taxation of Incentive Stock Options.

     In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Optionee must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year from the date of exercise. An Optionee may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Optionee shall give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

     8.7  Promissory Notes.

     The amount of any promissory note delivered pursuant to Article I, Section
7.5 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

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SECTION 9.   WITHHOLDING.

     The Company may require the Optionee to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Option. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Optionee to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any Option or any shares of Common Stock issuable pursuant to an Option or from any cash amounts otherwise due or to become due from the Company to the Optionee an amount equal to such taxes. The Company may also deduct from any Option any other amounts due from the Optionee to the Company or a Related Corporation.

SECTION 10.  ASSIGNABILITY.

     Options granted under Article I of the Plan and any interest therein may not be assigned, pledged or transferred by the Optionee and may not be made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, and, during the Optionee's lifetime, such Options may be exercised only by the Optionee. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit an Optionee to designate a beneficiary who may exercise the Option or receive compensation under the Option after the Optionee's death; provided, however, that any Option so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Option.

SECTION 11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     11.1  Adjustment of Shares.

     The aggregate number and class of shares for which Options may be granted under the Plan, the number and class of shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend

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(not including the stock dividend approved by the Board of Directors of Immunex on February 23, 1999).

     11.2  Cash, Stock or Other Property for Stock.

     Except as provided in Article I, Section 11.3, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company) or liquidation of the Company, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock, any Option granted hereunder shall terminate, but the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, liquidation or reorganization to exercise such Option in whole or in part whether or not the vesting requirements set forth in the Option agreement have been satisfied.

     11.3  Conversion of Options on Stock for Stock Exchange.

     If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, liquidation or reorganization (other than a mere reincorporation or the creation of a holding company), the Company and the corporation issuing the Exchange Stock, in their sole discretion, may determine that all Options granted hereunder shall be converted into options to purchase shares of Exchange Stock instead of terminating in accordance with the provisions of Article I, Section 11.2. The amount and price of converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, liquidation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the Option agreement shall continue to apply to the options granted for the Exchange Stock. The aggregate number and kind of shares for which options may be granted under this Plan shall be

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proportionately adjusted in the event of such merger, consolidation, acquisition of property or stock, liquidation or reorganization.

     11.4  Fractional Shares.

     In the event of any adjustment in the number of shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

     11.5  Determination of Board to Be Final.

     All Article I, Section 11 adjustments shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an Incentive Stock Option shall be made in such a manner so as not to constitute a "modification" as defined in
Section 424(h) of the Code and so as not to cause his or her Incentive Stock Option issued hereunder to fail to continue to qualify as an "incentive stock option" as defined in Section 422(b) of the Code.

     11.6  Limitations.

     The grant of Options shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 12.  AMENDMENT AND TERMINATION OF PLAN.

     12.1  Amendment of Plan.

     The Plan may be amended only by the Board in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with
Section 422 of the Code or any applicable law or regulation, stockholder approval shall be required for any amendment that would (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a "modification" to Incentive Stock Options outstanding on the date of such amendment shall

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not, without the consent of the Optionee, be applicable to such outstanding
Incentive Stock Options but shall have prospective effect only.

     12.2  Termination of Plan.

     The Board may suspend or terminate the Plan at any time. The Plan shall have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the later of (a) the Plan's adoption by the Board of Directors of Immunex and (b) the adoption by the Board of Directors of Immunex of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

     12.3  Consent of Optionee.

     The amendment or termination of the Plan or the amendment of an outstanding Option shall not, without the Optionee's consent, impair or diminish any rights or obligations under any Option theretofore granted to the Optionee under the Plan. Except as otherwise provided in the Plan, no outstanding Option shall be terminated without the consent of the Optionee. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Optionee, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

SECTION 13.  GENERAL.

     13.1  Evidence of Options.

     Options granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

     13.2  No Individual Rights.

     Nothing in the Plan or any Option granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Optionee any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Corporation or limit in any way the right of the Company or any Related Corporation of the

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Company to terminate an Optionee's employment or other relationship at any time, with or without Cause.

     13.3  Registration.

     Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

     The Company shall be under no obligation to any Optionee to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

     To the extent that the Plan or any instrument evidencing an Option provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     13.4  No Rights as a Stockholder.

     No Option shall entitle the Optionee to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Option.

     13.5  Compliance With Laws and Regulations.

     Notwithstanding anything in the Plan to the contrary, the Plan Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Optionees who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Optionees.

Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

     13.6  Optionees in Foreign Countries.

     The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Corporations may operate to assure the viability of the benefits from Options granted to Optionees employed in such countries and to meet the objectives of the Plan.

     13.7  No Trust or Fund.

     The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Optionee, and no Optionee shall have any rights that are greater than those of a general unsecured creditor of the Company.

     13.8   Severability.

     If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

     13.9   Choice of Law.

     The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of laws.

SECTION 14.  EFFECTIVE DATE.

     The Effective Date of the Original Plan was the date on which it was adopted by the Board of Directors of Immunex, provided that it was approved by Immunex's stockholders at any time within 12 months of such adoption.

SECTION 15.  ADDENDUM TO ARTICLE I OF THE PLAN.

     Notwithstanding anything in Article I of the Plan or any program adopted under the Original Plan to the contrary, effective as of the Effective Time (as defined in the Amended and Restated Agreement and Plan of Merger by and between the Company, AMS Acquisition Inc. and Immunex dated as of December 16, 2001, as amended by that certain First Amendment to Amended and Restated Agreement and Plan of Merger dated as of July 15, 2002 (as amended, the "Merger Agreement")), the following provisions shall constitute an addendum (the "Addendum") to
Article I of the Plan:

     15.1. At the Effective Time, each option granted pursuant Article I of the Plan shall be treated in accordance with the applicable terms of the Merger Agreement.

     15.2. In the event that an optionee's employment with Immunex or the Company is terminated by the optionee for Good Reason or by Immunex or the Company without Cause during the fifteen (15) months following the Effective Time, each option held by such optionee for Common Stock that was granted pursuant to the Merger Agreement with respect to (a) a Cancelled Company Option (as defined in the Merger Agreement) or (b) an option for common stock of Immunex that was granted after December 16, 2001, shall immediately vest in full and shall remain exercisable until the earlier of (x) the first anniversary of the optionee's termination of employment or (y) the end of the term of such option.

     15.3. In the event that an optionee who is a nonemployee director of Immunex immediately prior to the Effective Time ceases to be a director of Immunex or the Company for any reason immediately prior to, at, or during the fifteen (15) months following the Effective Time, each option held by such optionee for Common Stock shall immediately vest in full and shall remain exercisable until the earlier of (x) the first anniversary of the date such optionee ceases to be a director of Immunex or the Company or (y) the end of the term of such option.

     15.4. For purposes of this Addendum only, "Good Reason" shall mean the occurrence on or after the Effective Time and without the optionee's consent of,
(a) a reduction in the
optionee's annual base salary or wages, other than as part of a general reduction applicable to substantially all employees of Immunex or the Company employed in the United States or (ii) the relocation of the optionee's principal place of employment to a location more than fifty (50) miles from the optionee's principal place of employment prior to the Effective Time.

     15.5. For purposes of this Addendum only, "Cause" shall mean (a) the willful and continued failure by the optionee to substantially perform the optionee's duties with Immunex or the Company (other than such failure resulting form the optionee's incapacity due to physical or mental illness) or (b) the willful engaging by the optionee in conduct which is demonstrably and materially injurious to Immunex or the Company, monetarily or otherwise. For purposes of this definition, no act, or failure to act, on the optionee's part shall be deemed willful unless done, or omitted to be done, by the optionee not in good faith or without reasonable belief that the optionee's act, or failure to act, was in the best interest of Immunex or the Company.

                                   ARTICLE II.

                    PROVISIONS APPLICABLE TO OPTIONS GRANTED
                          ON OR AFTER RESTATEMENT DATE

     The following provisions of this Article II shall govern awards granted under the Plan on or after the Restatement Date:

SECTION 1.  PURPOSE.

     (a) The purpose of Article II of the Plan is to provide a means by which employees or directors of and consultants to Amgen Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in Article II, paragraph 1(b), directly, or indirectly through Trusts, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) incentive stock options, (ii) nonqualified stock options, (iii) stock bonuses, and (iv) rights to purchase restricted stock, all as defined below.

     (b) The word "Affiliate" as used in Article II of the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) The Company, by means of Article II of the Plan, seeks to retain the services of persons now employed by or serving as directors or consultants to the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the rights issued under Article II of the Plan ("Stock Awards") shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the Plan has been delegated pursuant to Article II, paragraph 2(c), be either (i) stock options granted pursuant to Article II, Sections 5 or 6 hereof, including incentive stock options as that term is used in Section 422 of the Code ("Incentive Stock Options"), or options which do not qualify as Incentive Stock Options ("Nonqualified Stock Options") (together hereinafter referred to as "Options"), or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Article II, Section 7 hereof.

     (e) The word "Trust" as used in Article II of the Plan shall mean a trust created for the benefit of the employee, director or consultant, his or her spouse, or members of their immediate family. The word optionee shall mean the person to whom the option is granted or the employee, director or consultant for whose benefit the option is granted to a Trust, as the context shall require.

SECTION 2.  ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in Article II, paragraph 2(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonqualified Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to purchase or receive stock pursuant to a Stock Award; and the number of shares with respect to which Stock Awards shall be granted to each such person.

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3)  To amend the Plan as provided in Article II, Section 14.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). One or more of these members may be non-employee directors and outside directors, if required and as defined by the provisions of Article II, paragraphs 2(e) and 2(f). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (except amendment of any program adopted pursuant to Article II, Section 6 or any Non-Discretionary Director Awards granted thereunder shall only be by action taken by the Board or a committee of one or more members of the Board to which such authority has been specifically delegated by the Board), subject, however, to such resolutions, not inconsistent with the provisions of Article II of the Plan, as may be adopted from time to time by the Board. Notwithstanding anything else in this Article II, paragraph 2(c) to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant or amend options to all employees, directors or consultants or any portion or class thereof.

     (d) Notwithstanding anything else in the Plan to the contrary, at any time the Board or the Committee may authorize by duly adopted resolution one or more Officers (as defined below) (each a "Delegated Officer") to take the actions described in Article II, paragraph 2(b)(1) of the Plan with respect to Options only, subject to, and within the limitations of, the express provisions of
Article II of the Plan; provided, however, that a Delegated Officer shall not have the power to (1) grant any Options to himself, any non-employee director, consultant, Trust, other Delegated Officer or Officer, (2) determine the time or times when a person shall be permitted to purchase stock pursuant to the exercise of an Option (i.e., vesting), (3) determine the exercise price of an Option, or (4) grant any Option to a parent corporation of the Company, as defined in Section 424(e) of the Code. The resolution authorizing a Delegated

Officer to act as such shall specify the total number of shares of Common Stock that a Delegated Officer may grant with respect to Options. The exercise price (including any formula by which such price or prices may be determined) and the time or times when a person shall be permitted to purchase stock pursuant to the exercise of an Option shall, however, be set by the Board or the Committee and not by a Delegated Officer to the extent required by Delaware General Corporation Law Section 157 or any other applicable law. The term "Officer" shall include any natural person who is elected as a corporate officer of the Company by the Board.

     (e)  The term "non-employee director" shall mean a member of the Board who
(i) is not currently an officer of the Company or a parent or subsidiary of the Company (as defined in Rule 16a-1(f) promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or an employee of the Company or a parent or subsidiary of the Company; (ii) does not receive compensation from the Company or a parent or subsidiary of the Company for services rendered in any capacity other than as a member of the Board (including a consultant) in an amount required to be disclosed to the Company's stockholders under Rule 404 of Regulation S-K promulgated by the Securities and Exchange Commission ("Rule 404"); (iii) does not possess an interest in any other transaction required to be disclosed under Rule 404; or (iv) is not engaged in a business relationship required to be disclosed under Rule 404, as all of these provisions are interpreted by the Securities and Exchange Commission under Rule 16b-3 promulgated under the Exchange Act.

     (f) The term "outside director," as used in Article II of this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to Article II, paragraph 2(c), who is considered to be an "outside director" in accordance with the rules, regulations or interpretations of Section 162(m) of the Code.

     (g) Any requirement that an administrator of the Plan be a "non-employee director" or "outside director" shall not apply if the Board or the Committee expressly declares that such requirement shall not apply.

SECTION 3.  SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Article II, Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards granted under the Plan shall not exceed in the aggregate 19,267,763 shares of the Company's $.0001 par value common stock (the "Common Stock"). If any Stock Award granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the Common Stock not purchased under such Stock Award shall again become available for the Plan. Shares repurchased by the Company pursuant to any repurchase rights reserved by the Company pursuant to the Plan shall not be available for subsequent issuance under the Plan.

     (b) The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

     (c) An Incentive Stock Option may be granted to an eligible person under the Plan only if the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which incentive stock options (as defined by the Code) are exercisable for the first time by such optionee during any calendar year under all such plans of the Company and its Affiliates does not exceed one hundred thousand dollars ($100,000). If it is determined that an entire Option or any portion thereof does not qualify for treatment as an Incentive Stock Option by reason of exceeding such maximum, such Option or the applicable portion shall be considered a Nonqualified Stock Option.

SECTION 4.  ELIGIBILITY.

     (a) Incentive Stock Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible to receive Incentive Stock Options unless such director is also an employee of the Company or any Affiliate. Stock Awards other than Incentive Stock Options may be granted to employees (including officers) or directors of or consultants to the Company or any Affiliate or to Trusts of any such employee, director or consultant.

     (b) A director shall in no event be eligible for the benefits of the Plan (other than Non-Discretionary Director Awards, as defined in Article II, Section
6) unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board or the Committee in the selection of a director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to a director, the Plan complies with the requirements of Rule 16b-3 promulgated under the

Exchange Act, as from time to time in effect. The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. Notwithstanding the foregoing, the restrictions set forth in this Article II, paragraph 4(b) shall not apply if the Board or Committee expressly declares that such restrictions shall not apply.

     (c) No person shall be eligible for the grant of an Incentive Stock Option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the fair market value of the Common Stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     (d) Stock Awards shall be limited to a maximum of 649,155 shares of Common Stock per person per calendar year.

SECTION 5.  TERMS OF DISCRETIONARY STOCK OPTIONS.

     An option granted pursuant to this Article II, Section 5 (a "Discretionary Stock Option") shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) The exercise price of each Incentive Stock Option and each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the fair market value of the Common Stock subject to the Option on the date the Option is granted.

     (c) The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised; or (ii) at the discretion of the Board or the Committee, either at the time of grant or exercise of the Option (A) by delivery to the Company of shares of Common Stock that have been held for the period required to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise,
(B) according to a deferred payment or other arrangement with the person to whom the Option is granted or to whom the Option is transferred pursuant to Article II, paragraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion; including but not limited to payment of the purchase price pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued or the receipt of irrevocable instruction to pay the aggregate exercise price to the Company from the sales proceeds before Common Stock is issued.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at not less than the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) An Option granted to a natural person shall be exercisable during the lifetime of such person only by such person, provided that such person during such person's lifetime may designate a Trust to be such person's beneficiary with respect to any Incentive Stock Options and with respect to any Nonqualified Stock Options, and such beneficiary shall, after the death of the person to whom the Option was granted, have all the rights that such person has while living, including the right to exercise the Option. In the absence of such designation, after the death of the person to whom the Option is granted, the Option shall be exercisable by the person or persons to whom the optionee's rights under such Option pass by will or by the laws of descent and distribution.

     (e) The total number of shares of Common Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this Article II, paragraph 5(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) The Company may require any optionee, or any person to whom an Option is transferred under Article II, paragraph 5(d), as a condition of exercising any such Option: (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative who has such knowledge and experience in financial and business matters, and that such person is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the Common Stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the Common Stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if: (x) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities law.

     (g) An Option shall terminate three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate, unless: (i) such termination is due to the optionee's permanent and total disability, within the meaning of Section 422(c)(6) of the Code and with such permanent and total disability being certified by the Social Security Administration prior to such termination, in which case the Option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment or relationship as a consultant or director; (ii) the optionee dies while in the employ of or while serving as a consultant or director to the Company or an Affiliate, or within not more than three (3) months after termination of such employment or relationship as a consultant or director, in which case the Option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such Option pass by will or by the laws of descent and distribution; or (iii) the Option by its term specifies either (A) that it shall terminate sooner than three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate; or (B) that it may be exercised more than three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate. This Article II, paragraph 5(g) shall not be construed to extend the term of any Option or to permit anyone to exercise the Option after expiration of its term, nor shall it be construed to increase the number of shares as to which any Option is exercisable from the amount exercisable on the date of termination of the optionee's employment or relationship as a consultant or director.

     (h) The Option may, but need not, include a provision whereby the optionee may elect at any time during the term of the optionee's employment or relationship as a consultant or director with the Company or any Affiliate to exercise the Option as to any part or all of the shares subject to the Option prior to the stated vesting dates of the Option. Any shares so purchased from any unvested installment or Option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.

     (i) To the extent provided by the terms of an Option, each optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of the Common Stock otherwise issuable to the optionee as a result of the exercise of the Option a number of shares having a fair market value less than or equal to the amount of the Company's required minimum statutory withholding; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock having a fair market value less than or equal to the amount of the Company's required minimum statutory withholding.

SECTION 6.  NON-DISCRETIONARY DIRECTOR AWARDS.

     The Board may from time to time adopt award programs under the Plan providing for the grant of formula or non-discretionary Stock Awards to directors of the Company who are not employees of the Company or any Affiliate ("Non-Discretionary Director Awards"). The terms and conditions of any such program shall be established by the Board in its sole discretion, subject to the terms and conditions of the Plan.

SECTION 7.  TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) The purchase price under each stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (b) No rights under a stock bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

     (c) The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion; including but not limited to payment of the purchase price pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued or the receipt of irrevocable instruction to pay the aggregate exercise price of the Company from the sales proceeds before Common Stock is issued. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award Common Stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (d) Shares of Common Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     (e) In the event a person ceases to be an employee of or ceases to serve as a director or consultant to the Company or an Affiliate, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

     (f) To the extent provided by the terms of a stock bonus or restricted stock purchase agreement, a participant may satisfy any federal, state or local tax withholding obligation relating to the lapsing of a repurchase option in favor of the Company or vesting of a stock bonus or a restricted stock award by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of the Common Stock otherwise deliverable to a participant as a result of the lapsing of a repurchase option in favor of the Company or the vesting of a stock bonus or a restricted stock award a number of shares having a fair market value less than or equal to the amount of the Company's required minimum statutory withholding; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock having a fair market value less than or equal to the amount of the Company's required minimum statutory withholding.

SECTION 8.  COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards granted under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards up to the number of shares of Common Stock authorized under the Plan.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock under the Stock Awards granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award granted under the Plan or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

SECTION 9.  USE OF PROCEEDS FROM COMMON STOCK.

     Proceeds from the sale of Common Stock pursuant to Stock Awards granted under the Plan shall constitute general funds of the Company.

SECTION 10.  MISCELLANEOUS.

     (a) The Board or Committee shall have the power to accelerate the time during which a Stock Award may be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time during which it may be exercised or the time during which it will vest. Each Discretionary Stock Option providing for vesting pursuant to
Article II, paragraph 5(e) shall also provide that if the employee's employment or a director's or consultant's affiliation with the Company or an Affiliate of the Company is terminated by reason of death or disability (within the meaning of Title II or XVI of the Social Security Act or comparable statute applicable to an Affiliate and with such permanent and total disability certified by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate, (iii) such other body having the relevant decision-making power applicable to an Affiliate or (iv) an independent medical advisor appointed by the Company, as applicable, prior to such termination), then the vesting schedule of Discretionary Stock Options granted to such employee, director or consultant or to the Trusts of such employee, director or consultant shall be accelerated by twelve months for each full year the employee has been employed by or the director or consultant has been affiliated with the Company and/or an Affiliate of the Company.

     (b) Neither an optionee nor any person to whom an Option is transferred under the provisions of the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any eligible employee, consultant, director, optionee or holder of Stock Awards under the Plan any right to continue in the employ of the Company or any Affiliate or to continue acting as a consultant or director or shall affect the right of the Company or any Affiliate to terminate the employment or consulting relationship or directorship of any eligible employee, consultant, director, optionee or holder of Stock Awards under the Plan with or without cause. In the event that a holder of Stock Awards under the Plan is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment or relationship as consultant or director for purposes hereof, and (ii) suspend or otherwise delay the time or times at which exercisability or vesting would otherwise occur with respect to any outstanding Stock Awards under the Plan.

SECTION 11.  ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

     If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan, the maximum number of shares which may be granted to a participant in a calendar year, the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards, and the number of shares of Common Stock to be granted as Non-Discretionary Director Awards, if any. Such adjustment shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration".)

SECTION 12.  CHANGE OF CONTROL.

     (a) Notwithstanding anything to the contrary in this Plan, in the event of a Change in Control (as hereinafter defined), then, to the extent permitted by applicable law: (i) the time during which Stock Awards become vested shall automatically be accelerated so that the unvested portions of all Stock Awards shall be vested prior to the Change in Control and (ii) the time during which the Options may be exercised shall automatically be accelerated to prior to the Change in Control. Upon and following the acceleration of the vesting and exercise periods, at the election of the holder of the Stock Award, the Stock Award may be: (x) exercised (with respect to Options) or, if the surviving or acquiring corporation agrees to assume the Stock Awards or substitute similar stock awards, (y) assumed; or (z) replaced with substitute stock awards. Options not exercised, substituted or assumed prior to or upon the Change in Control shall be terminated.

     (b) For purposes of Article II of the Plan, a "Change of Control" shall be deemed to have occurred at any of the following times:

          (i) upon the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its affiliates, or any employee benefit plan of the Company or its affiliates which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

          (ii) at the time individuals who, as of July 15, 2002, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to July 15, 2002, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of Article II of the Plan, considered as though such person were a member of the Incumbent Board; or

          (iii) immediately prior to the consummation by the Company of a reorganization, merger, consolidation, (in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities) or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company; or

          (iv) the occurrence of any other event which the Incumbent Board in its sole discretion determines constitutes a Change of Control.

SECTION 13.  QUALIFIED DOMESTIC RELATIONS ORDERS

     (a) Anything in the Plan to the contrary notwithstanding, rights under Stock Awards may be assigned to an Alternate Payee to the extent that a QDRO so provides. (The terms "Alternate Payee" and "QDRO" are defined in Article II, paragraph 13(c) below.) The assignment of a Stock Award to an Alternate Payee pursuant to a QDRO shall not be treated as having caused a new grant. The transfer of an Incentive Stock Option to an Alternate Payee may, however, cause it to fail to qualify as an Incentive Stock Option. If a Stock Award is assigned to an Alternate Payee, the Alternate Payee generally has the same rights as the grantee under the terms of the Plan; provided however, that (i) the Stock Award shall be subject to the same vesting terms and exercise period as if the Stock Award were still held by the grantee and (ii) an Alternate Payee may not transfer a Stock Award.

     (b) In the event of the Plan administrator's receipt of a domestic relations order or other notice of adverse claim by an Alternate Payee of a grantee of a Stock Award, transfer of the proceeds of the exercise of such Stock Award, whether in the form of cash, stock or other property, may be suspended. Such proceeds shall thereafter be transferred pursuant to the terms of a QDRO or other agreement between the grantee and Alternate Payee. A grantee's ability to exercise a Stock Award may be barred if the Plan administrator receives a court order directing the Plan administrator not to permit exercise.

     (c) The word "QDRO" as used in Article II of the Plan shall mean a court order (i) that creates or recognizes the right of the spouse, former spouse or child (an "Alternate Payee") of an individual who is granted a Stock Award to an interest in such Stock Award relating to marital property rights or support obligations and (ii) that the administrator of the Plan determines would be a "qualified domestic relations order," as that term is defined in section 414(p) of the Code and section 206(d) of the Employee Retirement Income Security Act ("ERISA"), but for the fact that the Plan is not a plan described in section 3(3) of ERISA.

SECTION 14.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Article II, Section 11 relating to adjustments upon changes in the Common Stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) increase the number of shares reserved for Stock Awards under the Plan;

          (ii) modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code); or

          (iii) modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
Section 422(b) of the Code.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee Incentive Stock Options and/or to bring the Plan and/or Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan, unless: (i) the Company requests the consent of the person to whom the Stock Award was granted; and (ii) such person consents in writing.

SECTION 15.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated. No Incentive Stock Options may be granted under the Plan after February 22, 2009.

     (b) Rights and obligations under any Stock Awards granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

                           STOCK OPTION GRANT PROGRAM
                                       FOR
                         NONEMPLOYEE DIRECTORS UNDER THE
                               IMMUNEX CORPORATION
                   AMENDED AND RESTATED 1999 STOCK OPTION PLAN

     The following provisions set forth the terms of the stock option grant program (the "Program") for nonemployee directors of Immunex Corporation (the "Company") under the Company's Amended and Restated 1999 Stock Option Plan (the "Plan"). The following terms are intended to supplement, not alter or change, the provisions of the Plan, and in the event of any inconsistency between the terms contained herein and in the Plan, the Plan shall govern. All capitalized terms that are not defined herein shall be as defined in the Plan.

     1. Administration

     The Board shall be the Plan Administrator of the Program. Subject to the terms of the Program, the Plan Administrator shall have the power to construe the provisions of the Program, to determine all questions arising hereunder and to adopt and amend such rules and regulations for the administration of the Program as it may deem desirable.

     2. Eligibility

     Each member of the Board elected or appointed who is not otherwise an employee of the Company, any Parent or Subsidiary, or a director appointed by American Cyanamid Company or American Home Products Corporation pursuant to the Amended and Restated Governance Agreement among American Cyanamid Company, Lederle Oncology Corporation and Immunex Corporation dated as of December 15, 1992 (an "Eligible Director") shall be eligible to receive Initial Grants and Annual Grants under the Program.

     3. Initial Grants

     Subject to Sections 9 and 12 hereof, each Eligible Director who is elected or appointed for the first time after the date of adoption of the Program shall automatically receive the grant of an Option to purchase 30,000 shares on the day such Eligible Director is initially elected or appointed (an "Initial Grant").

     4. Annual Grants

     Subject to Sections 9 and 12 hereof, each Eligible Director continuing service as an Eligible Director immediately following an annual meeting of shareholders shall automatically receive an Option to purchase 20,000 shares immediately following each year's annual meeting of shareholders as an annual grant (an "Annual Grant"); provided, however, that an Eligible

Director who received an Initial Grant on such date shall not receive an Annual Grant until the next annual meeting.

     5. Option Exercise Price

     The exercise price of an Option shall be the Fair Market Value of the Common Stock on the effective date of an Initial or Annual Grant.

     6. Vesting and Exercisability

     Each Option granted to an Eligible Director shall vest and become exercisable in accordance with the following vesting schedule:

  Period of Eligible Director's Continuous
Service as a Director With the Company From     Portion of Total Option Which Is
              the Grant Date                         Vested and Exercisable
-------------------------------------------     --------------------------------
              Less than twelve months                           0%

                   Twelve months                               20%

                 Twenty-four months                            40%

                 Thirty-six months                             60%

                 Forty-eight months                            80%

               Sixty months or greater                        100%

     Notwithstanding the foregoing, an Option granted under the Program shall become 100% vested and exercisable on the date of termination of an Eligible Director's service as a member of the Board on account of the Eligible Director's death, provided that the Eligible Director has served as a member of the Board for at least two years at the date of such Eligible Director's death.

     7. Manner of Option Exercise

     An Option shall be exercised by giving the required notice to the Company, stating the number of shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full for such Common Stock, which payment may be in any combination of (a) cash or check, (b) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Eligible Director for at least six months (or any minimum period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price; or (c) if and so long as the Common Stock is registered under the Exchange Act, by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, to promptly deliver to the Company the amount of sale or loan proceeds to pay the

Option exercise price and the Company to deliver the certificates for such purchased shares directly to such broker, all in accordance with the regulations of the Federal Reserve Board.

     8. Term of Options

     Each Option shall expire ten years from the Grant Date thereof, but shall be subject to earlier termination as follows:

     (a) In the event that an Eligible Director ceases to be a director of the Company for any reason other than the death of the Eligible Director, the unvested portion of any Option granted to such Eligible Director shall terminate immediately and the vested portion of the Option may be exercised by the Eligible Director only within three months after the date he or she ceases to be a director of the Company or prior to the date on which the Option expires by its terms, whichever is earlier.

     (b) In the event of the termination of an Eligible Director's service as a member of the Board on account of the Eligible Director's death, the vested portion of any Option granted to such Eligible Director may be exercised within one year after the date of death of the Eligible Director or prior to the date on which the Option expires by its terms, whichever is earlier, by the personal representative of the Eligible Director's estate, the person(s) to whom the Eligible Director's rights under the Option have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to the Plan.

     (c) In the event of the death of an Eligible Director subsequent to the termination of an Eligible Director's services, but prior to the expiration of the three-month exercise period referred to in Section 8(a) above, the vested portion of the Option at the time of the termination of the Eligible Directors services may be exercised within one year after the date of the termination of the Eligible Director's services or prior to the date on which the Option expires by its terms, whichever is earlier, by the personal representative of the Eligible Director's estate, the person(s) to whom the Eligible Director's rights under the Option have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to the Plan.

     9. Adjustments

     The number and class of shares covered by each outstanding Option and the exercise price per share thereof (but not the total price) shall all be proportionately adjusted for any stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, split-ups, split-offs, spinoffs, or other similar changes in capitalization. Notwithstanding the foregoing, if an automatic grant occurs within ninety days following any such change in capitalization, the aggregate number and class of shares subject to such automatic grant shall be proportionately adjusted to be the same number and class of shares that would be subject to the automatic grant had it been outstanding immediately prior to the date of such change in capitalization. Upon the effective date of a dissolution or liquidation of the Company, or of a reorganization, merger or consolidation of the Company with one or more corporations that results in more than 70% of the outstanding voting shares of the Company being owned by one or more affiliated corporations or other affiliated entities, or of a transfer of all or substantially all the assets or more than 70% of the then outstanding shares of the Company to another corporation or other entity, the Program and all Options granted hereunder shall terminate. In the event of such dissolution, liquidation, reorganization, merger, consolidation, transfer of assets or transfer of stock, each Eligible Director shall be entitled, for a period of twenty days prior to the effective date of such transaction, to purchase the full number of shares under his or her Option which he or she otherwise would have been entitled to purchase during the remaining term of such Option.

     Adjustments under this Section 9 shall be made by the Plan Administrator, whose determination shall be final. In the event of any adjustment in the number of shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

     10. Compliance with Rule 16b-3

     It is the intention of the Company that the Program comply in all respects with the requirements for a "formula plan" within the meaning attributed to that term for purposes of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act. Therefore, if any provision is later found not to be in compliance with such requirements, that provision shall be deemed null and void, and in all events the Program shall be construed in favor of its meeeting such requirements.

     11. Amendment, Suspension or Termination

     The Board may amend the provisions contained in the Program in such respects as it deems advisable. The Board may also suspend or terminate the Program. Any such amendment, suspension or termination shall not, without the consent of the Eligible Director, impair or diminish any rights of an Eligible Director under an Option.

     Provisions of the Plan (including any amendments) that were not discussed above, to the extent applicable to Eligible Directors, shall continue to govern the terms and conditions of Options granted to Eligible Directors.

     12. Effective Date

     The Program shall become effective on the day the Board approves the adoption of the Program.

     Adopted by the Board on February 8, 2001.